UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

Item 1. Reports to Stockholders.

The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Annual Report	October 31, 2011

Investment Adviser: Investment Counselors of Maryland, LLC

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

The Portfolio files its complete schedule of investments of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-234-5426; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

Dear Shareholder:

The fiscal year for the ICM Small Company Portfolio (the “Portfolio” or the “Fund”) was a tale of two halves: the first half saw the market (as measured by the S&P 500 Index) rise by over 20%, only to see it fall by over 12% in the second half. The swings in the small cap sector, as might be expected, were more pronounced, with the Russell 2000® Index rising almost 24% in the first half and pulling back by almost 14% in the second half. In fact, the Russell 2000® Index declined over 20% for the calendar third quarter which was the fourth worst quarterly performance for the Index since its inception in 1984. While the U.S. economy decelerated over the last six months of the Portfolio’s fiscal year, the main forces behind the sell-off had more to do with events in Washington, D.C. and Europe. In July, Americans witnessed a political debate over the increase in the U.S. debt ceiling that took longer and was more politically acrimonious than we thought possible. This had a chilling effect on consumers, businesses and investors, and ultimately led to the downgrade of the United States’ triple-A debt rating by Standard & Poor’s (its highest rating). This was followed up in August with renewed fears that the European debt crisis was spreading and would leave European banks insufficiently capitalized.

We were encouraged that we were able to add value over the benchmark in both the first half and second half of the fiscal year. As a result, for the fiscal year ended 10/31/2011, the Portfolio outperformed its primary benchmark, the Russell 2000® Value Index.

	Total Returns
	1st Fiscal Qtr	2nd Fiscal Qtr	3rd Fiscal Qtr	4th Fiscal Qtr	Fiscal Year

	Nov. 1, 2010-	Feb. 1, 2011-	May 1, 2011-	Aug. 1, 2011-	Nov. 1, 2010-
	Jan. 31, 2011	Apr. 30, 2011	July 31, 2011	Oct. 31, 2011	Oct. 31, 2011
ICM Small Co. Portfolio*	11.80%	8.35%	-7.05%	-6.01%	5.83%
Russell 2000® Value Index	11.12%	8.27%	-7.37%	-7.09%	3.54%
Russell 2000® Index	11.40%	11.08%	-7.60%	-6.67%	6.71%
Russell 2000® Growth Index	11.66%	13.81%	-7.81%	-6.24%	9.84%
S&P 500 Index	9.23%	6.53%	-4.76%	-2.47%	8.09%

	Portfolio’s Average Annual Returns
	1 year	5 years	10 years	Since Inception - 4/19/89
	End 10/31/11	End 10/31/11	End 10/31/11	Thru 10/31/11
	5.83%	1.63%	8.50%	12.09%

* The returns shown for the ICM Small Company Portfolio are net of all fees and expenses.

Total annual Fund operating expenses are 0.92%.

Total returns assume reinvestment of all dividends and capital gains.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent moth end, please call 1-866-234-5426 or visit our website at www.icomd.com. Performance through 9/30/11 is -5.45% (one year), -0.48% (five year) 7.28% (10 year).

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The tale of two halves was most pronounced in the Energy Sector. Although Energy remained the leader of the small cap sector for the fiscal year, it was the worst performing sector in the second half of the fiscal year, declining almost 23%. While the Portfolio gave up performance during the first half of the fiscal year in this sector, we were able to get much of it back for the full year.

The Consumer Discretionary sector was the biggest contributor to Portfolio’s outperformance. The Portfolio’s holdings in this sector returned over 20% versus just 2.3% for the benchmark. Stocks like Arbitron, Group 1 Automotive, Men’s Wearhouse and JOS A Bank Clothiers all had a significant positive impact on the Portfolio. We were able to add value through strong stock selection in the Producer Durables sector where the Portfolio’s holdings returned over 6.5% for the year versus a 1.2% decline for the benchmark sector. Measurement Specialties, an industrial instrument manufacturer, and aerospace companies Triumph Group and HEICO were notable contributors to the outperformance.

Our underweight of the relatively weak Financial Services sector was also a positive contributor to outperformance. Our stock selection was also strong, particularly the Portfolio’s bank holdings, which returned 17.1%, outperforming the benchmark counterparts by more than 1,100 basis points.

Although the Portfolio’s Utilities holdings held up well relative to the benchmark, our large underweight position in the sector hurt performance. We tend to have a negative bias towards Utilities as we believe their profits are artificially set by government, never mind the fact that the market seems to be overpaying right now for their perceived safety.

The Portfolio’s largest detractor from performance was in the Materials & Processing sector, which was down 0.77% versus a positive 6.3% advance for the benchmark. A meaningful portion of this underperformance can be attributed to the Portfolio’s significant position in Ferro, which declined 52.8%. Ferro is a producer of specialty materials and chemicals for a wide range of industries. In recent years, the company has developed a strong franchise in materials for the electronic and solar markets, the latter of which grew to 10% of its sales in 2010. The stock has unfairly been caught up in the recent sell-off in providers of solar components and systems, and now trades at just six times conservative estimates for this year’s earnings. We used the recent decline in the company’s share price to increase our position.

Given the events of the last few months, the risk of another recession has clearly grown. But in most cases, the companies we hear from are not yet seeing the type of business slowdown being anticipated by the stock market. Even if we were to experience an economic contraction, corporate balance sheets have strengthened since

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

the last recession and should be better able to withstand a downturn in business. For these reasons, companies and insiders are increasingly taking advantage of the market decline to purchase their own shares.

With the S&P 500 Index trading at just 12 times 2011 estimates, we believe the market is pricing in most of the downside risks. In fact, the divergent performance between the stock market and the Treasury market has created a rare situation where the dividend yield on the S&P 500 now exceeds the yield of the 10 Year U.S. Treasury. According to Standard & Poor’s, this has happened only 20 times in the past 58 years and, on average, has been followed by a 20% rise in the S&P 500 over the next 12 months. Of course, in the near term, much depends on the ability of the European Union to contain the debt crisis in that region. Absent a resolution to this problem, we can expect continued volatility in the equity market. In the meantime, we are finding very good values and maintaining our focus on investing in quality small cap companies that have market leading positions, solid balance sheets, and the ability to generate strong cash flow even in a softer economic environment.

Respectfully,

William V. Heaphy, CFA	Simeon F. Wooten, III, CFA
Principal	Principal
Investment Counselors of Maryland, LLC	Investment Counselors of Maryland, LLC

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Definition of the Comparative Indices

Russell 2000® Value Index is a subset of the Russell 2000® Index that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Russell 2000® Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000® Growth Index is a subset of the Russell 2000® Index that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

Growth of a $2,500,000 Investment

	AVERAGE ANNUAL TOTAL RETURN FOR
	PERIOD ENDED OCTOBER 31, 2011
	1 Year	5 Year	10 Year	Inception
	Return	Return	Return	to Date*
ICM Small Company Portfolio	5.83%	1.63%	8.50%	12.09%
Russell 2000 Value Index	3.54%	-1.42%	7.63%	9.93%
Russell 2000 Index	6.71%	0.68%	7.02%	8.51%

* The ICM Small Company Portfolio commenced operations on April 19, 1989.

The performance data quoted herein represents past performance and the return and value of an investment in the Portfolio will fluctuate so that, when redeemed, may be worth less than its original cost.

The Portfolio’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Portfolio will meet its stated objectives. The Portfolio’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See definition of comparative indices on page 4.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

SECTOR WEIGHTINGS (Unaudited)†:

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.2%

	Shares	Value
CONSUMER DISCRETIONARY — 14.4%
Black Diamond*	530,200	$4,575,626
Bob Evans Farms	379,400	12,482,260
Carter’s*	306,400	11,670,776
Cooper Tire & Rubber	613,700	8,794,321
Group 1 Automotive	313,800	14,296,728
Hillenbrand	504,900	10,658,439
Insight Enterprises*	1,066,100	18,017,090
JOS A Bank Clothiers*	245,850	13,138,224
Knology*	1,050,400	15,052,232
Matthews International, Cl A	302,400	10,626,336
MDC Holdings	121,100	2,712,640
Men’s Wearhouse	497,000	15,347,360
Outdoor Channel Holdings	208,400	1,556,748
Papa John’s International*	439,700	14,844,272
Rush Enterprises, Cl A*	183,000	3,531,900
Rush Enterprises, Cl B*	184,500	2,952,000
Standard Parking*	628,800	11,060,592
Stoneridge*	902,800	7,105,036

		178,422,580

CONSUMER STAPLES — 1.1%
Snyders-Lance	604,600	12,829,612

ENERGY — 4.3%
Carrizo Oil & Gas*	351,300	9,555,360
Comstock Resources*	245,700	4,481,568
Georesources*	518,800	13,768,952

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Natural Gas Services Group*	234,100	$3,221,216
Oceaneering International	314,700	13,163,901
Unit*	182,100	8,933,826

		53,124,823

FINANCIAL SERVICES — 25.4%
Ameris Bancorp*	766,928	7,707,627
Bank of Kentucky Financial	115,200	2,488,320
Berkshire Hills Bancorp	351,000	7,027,020
Boston Private Financial Holdings	1,680,200	12,735,916
Brandywine Realty Trust†	505,530	4,605,378
Camden Property Trust†	127,500	7,731,600
CapLease†	1,369,700	5,355,527
Cogdell Spencer†	1,040,800	4,204,832
Columbia Banking System	400,600	7,639,442
CubeSmart†	647,800	6,354,918
CVB Financial	1,033,685	10,037,081
Delphi Financial Group, Cl A	269,000	7,123,120
Duke Realty†	310,100	3,808,028
Enterprise Financial Services	436,800	6,739,824
Excel Trust†	933,200	9,807,932
Financial Institutions	197,000	3,226,860
First Financial Holdings	260,100	1,937,745
First of Long Island	178,200	4,553,010
Flushing Financial	593,900	7,281,214
FNB	971,500	9,802,435
Fortegra Financial*	460,700	2,432,496
Hancock Holding	300,600	9,108,180
Hanover Insurance Group	154,600	5,899,536
Heritage Financial	471,300	5,943,093
HFF, Cl A*	407,900	4,486,900
Hudson Valley Holding	376,410	8,175,625
Jack Henry & Associates	362,300	11,742,143
KBW	675,700	9,567,912
Kite Realty Group Trust†	1,396,200	5,766,306
LaSalle Hotel Properties†	274,600	6,565,686
Lexington Realty Trust†	1,119,741	8,801,164
Mack-Cali Realty†	160,500	4,503,630
Meadowbrook Insurance Group	456,810	4,732,552

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value

FINANCIAL SERVICES — continued
Nara Bancorp*	339,700	$2,880,656
Navigators Group*	171,400	7,819,268
Park Sterling*	382,200	1,471,470
Parkway Properties†	243,800	3,132,830
Pebblebrook Hotel Trust†	524,600	9,983,138
ProAssurance	104,800	8,022,440
Prosperity Bancshares	257,900	9,926,571
Selective Insurance Group	302,600	4,850,678
Tower Bancorp	342,100	8,798,812
Trico Bancshares	412,300	6,114,409
Union First Market Bankshares	603,400	7,735,588
Univest Corp of Pennsylvania	193,700	2,946,177
Waddell & Reed Financial, Cl A	194,800	5,401,804
Weingarten Realty Investors†	277,100	6,431,491
Wright Express*	218,100	10,224,528

		313,632,912

HEALTH CARE — 5.4%
Bio-Rad Laboratories, Cl A*	174,400	17,361,520
CONMED*	336,000	8,826,720
eResearchTechnology*	288,200	1,472,702
Hanger Orthopedic Group*	636,600	11,057,742
Medical Action Industries*	400,900	2,100,716
Owens & Minor	201,100	6,016,912
Sirona Dental Systems*	412,400	19,753,960

		66,590,272

INDUSTRIALS — 0.7%
Altra Holdings*	603,700	8,874,390

INFORMATION TECHNOLOGY — 2.4%
CSG Systems International*	776,600	11,058,784
JDA Software Group*	449,400	14,322,378
NCI, Cl A*	343,600	4,690,140

		30,071,302

MATERIALS & PROCESSING — 14.3%
ABM Industries	603,400	12,200,748
Aptargroup	473,400	22,708,998
Beacon Roofing Supply*	493,600	9,097,048
Belden CDT	318,300	10,274,724

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value

MATERIALS & PROCESSING — continued
Brady, Cl A	380,400	$11,685,888
Carpenter Technology	255,500	14,491,960
Consolidated Graphics*	79,900	3,640,244
Ferro*	1,629,400	10,542,218
HB Fuller	150,600	3,236,394
Interline Brands*	903,600	13,463,640
Koppers Holdings	377,200	12,481,548
Minerals Technologies	135,800	7,447,272
OM Group*	405,400	11,720,114
Omnova Solutions*	1,083,100	4,798,133
Quanex Building Products	409,900	6,046,025
Rogers*	323,600	13,969,812
United Stationers	291,700	9,278,977

		177,083,743

PRODUCER DURABLES — 19.6%
Actuant, Cl A	634,600	14,278,500
Albany International, Cl A	586,000	13,237,740
Allegiant Travel, Cl A*	163,100	8,474,676
Briggs & Stratton	587,300	8,574,580
CBIZ*	1,412,500	8,941,125
Celadon Group	677,400	7,458,174
Compass Diversified Holdings	1,058,100	13,818,786
ESCO Technologies	305,200	9,329,964
Esterline Technologies*	186,200	10,408,580
Granite Construction	389,200	8,757,000
HEICO, Cl A	247,606	9,733,392
Kaman	465,400	15,474,550
Littelfuse	335,100	16,406,496
Measurement Specialties*	696,200	21,728,402
Methode Electronics	984,800	9,148,792
Michael Baker*	350,900	7,221,522
Navigant Consulting*	1,032,900	11,702,757
Orbital Sciences*	708,000	10,945,680
Regal-Beloit	279,700	14,860,461
Saia*	253,600	3,385,560
Triumph Group	321,800	18,696,580

		242,583,317

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

COMMON STOCK — continued

	Shares	Value

TECHNOLOGY — 8.4%
ATMI*	581,100	$11,854,440
Aviat Networks*	215,800	442,390
Black Box	450,100	12,598,299
Coherent*	210,400	10,724,088
Diebold	432,000	13,944,960
Emulex*	732,300	6,136,674
Formfactor*	312,900	1,871,142
Harmonic*	1,518,500	8,351,750
Integrated Device Technology*	1,981,600	12,048,128
Jabil Circuit	474,300	9,751,608
ON Semiconductor*	1,269,820	9,612,538
Tekelec*	632,400	6,210,168

		103,546,185

UTILITIES — 2.2%
IDACORP	73,000	2,947,740
Piedmont Natural Gas	284,200	9,290,498
Unisource Energy	397,600	14,822,528

		27,060,766

TOTAL COMMON STOCK Cost $1,084,265,070)		1,213,819,902

CASH EQUIVALENT — 2.0%

Dreyfus Treasury Prime Cash Management, 0.000%, (A) (Cost $24,296,481)	24,296,481	24,296,481

TOTAL INVESTMENTS — 100.2% (Cost $1,108,561,551)		$1,238,116,383

Percentages are based on Net Assets of $1,235,797,308.

(A) The rate shown is the 7-day effective yield as of October 31, 2011.

*	Non-income producing security.
†	Real Estate Investment Trust
Cl	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO
OCTOBER 31, 2011

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $1,108,561,551)	$1,238,116,383
Receivable for Investment Securities Sold	4,342,070
Receivable for Capital Shares Sold	329,532
Dividends and Interest Receivable	196,644
Prepaid Expenses	19,555

Total Assets	1,243,004,184

Liabilities:
Payable for Capital Shares Redeemed	5,943,392
Payable due to Investment Advisor	690,558
Payable due to Administrator	67,063
Payable for Investment Securities Purchased	47,717
Chief Compliance Officer Fees Payable	3,158
Payable due to Trustees	2,314
Other Accrued Expenses	452,674

Total Liabilities:	7,206,876

Net Assets	$1,235,797,308

Net Assets Consist of:
Paid-in-Capital	$994,153,060
Accumulated Net Realized Gain on Investments	112,089,416
Net Unrealized Appreciation on Investments	129,554,832

Net Assets	$1,235,797,308

Institutional Shares:
Outstanding Shares of Beneficial Interest
(unlimited authorization – no par value)	43,190,519

Net Asset Value, Offering and Redemption
Price Per Share	$28.61

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO FOR THE YEAR ENDED
OCTOBER 31, 2011

STATEMENT OF OPERATIONS

Investment Income
Dividends	$15,644,954
Interest	30,227

Total Income	15,675,181

Expenses
Investment Advisory Fees	10,021,414
Administration Fees	897,644
Chief Compliance Officer Fees	8,807
Trustees’ Fees	8,715
Shareholder Servicing Fees	1,853,070
Transfer Agent Fees	81,162
Printing Fees	65,441
Custodian Fees	59,005
Legal Fees	38,553
Registration and Filing Fees	23,304
Audit Fees	20,216
Other Expenses	36,259

Total Expenses	13,113,590
Less: Fees Paid Indirectly (See Note 4)	(96)

Net Expenses	13,113,494

Net Investment Income	2,561,687

Net Realized Gain on Investments	144,506,969
Net Change in Unrealized Depreciation on Investments	(58,848,788)

Total Net Realized and Unrealized Gain on Investments	85,658,181

Net Increase Net Assets Resulting from Operations	$88,219,868

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31,	October 31,
	2011	2010

Operations:
Net Investment Income	$2,561,687	$3,592,202
Net Realized Gain on Investments	144,506,969	45,002,944
Net Change in Unrealized Appreciation (Depreciation) on Investments	(58,848,788)	187,912,353

Net Increase in Net Assets Resulting from Operations	88,219,868	236,507,499

Dividends and Distributions:
Net Investment Income	(3,397,160)	(5,545,109)

Total Dividends and Distributions	(3,397,160)	(5,545,109)

Capital Share Transactions:
Issued	294,978,992	381,549,489
Reinvestment of Distributions	3,240,854	5,216,175
Redeemed	(456,319,096)	(509,073,801)

Net Decrease in Net Assets from Capital Share Transactions	(158,099,250)	(122,308,137)

Total Increase (Decrease) in Net Assets	(73,276,542)	108,654,253

Net Assets:
Beginning of Year	1,309,073,850	1,200,419,597

End of Year	$1,235,797,308	$1,309,073,850

Undistributed Net Investment Income	$—	$—

Share Transactions:
Issued	9,977,530	14,832,613
Reinvestment of Distributions	111,353	203,344
Redeemed	(15,203,894)	(20,358,171)

Net Decrease in Shares Outstanding from Share Transactions	(5,115,011)	(5,322,214)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Year	$27.10		$22.38		$23.24		$41.21		$41.72

Income from Operations:
Net Investment Income*	0.05		0.07		0.06		0.14		0.17
Net Realized and Unrealized Gain (Loss)	1.53		4.76		1.93		(12.66)		5.33

Total from Operations	1.58		4.83		1.99		(12.52)		5.50

Dividends and Distributions:
Net Investment Income	(0.07)		(0.11)		(0.10)		(0.17)		(0.18)
Net Realized Gain	—		—		(2.75)		(5.28)		(5.83)

Total Dividends and Distributions	(0.07)		(0.11)		(2.85)		(5.45)		(6.01)

Net Asset Value, End of Year	$28.61		$27.10		$22.38		$23.24		$41.21

Total Return†	5.83%		21.60%		11.92%		(34.34)%		14.65%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,235,797		$1,309,074		$1,200,420		$1,084,555		$1,690,065
Ratio of Expenses to Average Net Assets	0.92	%(1)	0.92	%(1)	0.89	%(1)	0.87	%(1)	0.87%
Ratio of Net Investment Income to Average Net Assets	0.18%		0.27%		0.31%		0.44%		0.42%
Portfolio Turnover Rate	30%		24%		33%		29%		35%

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.92%, 0.92%, 0.89% and 0.87%, respectively.
*	Per share calculations were performed using average shares for the period.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of shares.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 portfolios. The financial statements herein are those of the ICM Small Company Portfolio (the “Portfolio”). The Portfolio seeks maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization. The Portfolio, a diversified portfolio normally seeks to achieve its objective by investing at least 80% of its net assets at the time of initial purchase in common stocks of companies that have market capitalizations that are under $2 billion. The Portfolio may invest in equity securities listed on the NewYork and American Stock Exchanges or traded on the over-the-counter markets operated by the FINRA. The Portfolio invests mainly in common stocks, but it may also invest in other types of equity securities. The financial statements of the remaining portfolios of the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2011, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Portfolio discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2011, all of the Portfolio’s investments were considered Level 1, in accordance with GAAP.

For the year ended October 31, 2011, there have been no significant changes to the Portfolio’s fair value methodologies.

For the year ended October 31, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2011, there were no Level 3 securities.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriated provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

As of and during the year ended October 31, 2011, the Portfolio did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a particular portfolio are apportioned among the portfolios of theTrust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders —The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio’s distributions to shareholders may include a return of capital received from Real Estate Investment Trusts.

Investments in REITs — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

3.  Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by the Board.

4.  Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $245,000 for two portfolios, plus $75,000 per additional portfolio, plus $15,000 per additional class or 0.10% of the first $250 million, 0.08% of the next $250 million, 0.07% of the next $250 million and 0.04% of any amount above $750 million of the Portfolio’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Portfolios that are serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Investment Counselors of Maryland, LLC (the “Adviser”). These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

The Portfolio may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2011, the Portfolio earned credits of $96 which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5.  Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Investment Counselors of Maryland, LLC (the “Adviser”), owned in part by Investment Counselors of Maryland, Inc., a company wholly-owned by Old Mutual (US) Holdings Inc. and ICM Management LLC, a company wholly-owned by nine officers of the Adviser, provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of the Portfolio’s average daily net assets.

6.  Investment Transactions:

For the year ended October 31, 2011, the Portfolio made purchases of $414,612,267 and had sales of $546,760,038 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.  Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions made during such period. These book/tax differences may be temporary or permanent in nature.

Permanent book and tax differences primarily relating to distributions received from REITs resulted in reclassification to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital. Permanent book and tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

To the extent these differences are permanent in nature they are changed or credited to paid in capital, undistributed net investment income or accumulated net realized gain,

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

as appropriate, in the period that the difference arise. Accordingly, the following permanent differences, primarily attributable to investments in master limited partnerships, REIT adjustments, utilization of earnings and profits on shareholder redemptions and distribution reclassifications, have been reclassified to/from the following accounts as of October 31, 2011.

Undistributed Net Investment Income	Accumulated Net Realized Gains	Paid in Capital
$835,473	$(19,175,254)	$18,339,781

These reclassifications had no effect on the net assets or net asset value of the Portfolio.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2011	$3,397,160	$ —	$3,397,160
2010	5,545,109	—	5,545,109

As of October 31, 2011, the components of Distributed Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$109,231,472
Other Temporary Difference	14
Net Unrealized Appreciation	132,412,762

Total Distributable Earnings	$241,644,248

For Federal income tax purposes, capital loss carryforwards represent net realized losses of the Portfolio that may be carried forward for a maximum period of eight years and applied against future net capital gains. During the year ended October 31, 2011, the Portfolio utilized capital loss carryforwards of $15,094,747 to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the International Revenue Service.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2011, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,105,703,621	$249,038,755	$(116,625,993)	$132,412,762

8. Other:

At October 31, 2011, 33% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Loans of Portfolio Securities:

The Portfolio may lend portfolio securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

At October 31, 2011, there were no securities on loan to brokers. For the year ended October 31, 2011, the Portfolio had no securities lending transactions.

10.  Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

11.  Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and Shareholders of

ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (one of the portfolios constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2011

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Portfolio’s costs in two ways.

•

Actual Portfolio return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number given for your Portfolio under the heading “Expenses Paid During Period.”

•

Hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited) (Concluded)

Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$ 873.60	0.95%	$4.49
Hypothetical 5% Return	1,000.00	1,020.42	0.95%	4.84

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

This Page Intentionally Left Blank.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 65 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 71 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT BOARD MEMBERS[4] CHARLES E. CARLBOM 77 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 67 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-234-5426. The following chart lists Trustees and Officers as of November 16, 2011.

Other Directorships

Held by Board Member5

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments —Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds; Director of Oregon Transfer Co.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).

4	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

INDEPENDENT
BOARD MEMBERS[3] (continued)

JOSEPH T. GRAUSE 59 yrs. old	Trustee (Since 2011)

Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

MITCHELL A. JOHNSON 68 yrs. old	Trustee (Since 2005)	Private investor and self-employed consultant (strategic investments).

BETTY L. KRIKORIAN 68 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA 55 yrs. old	Trustee (Since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.

JAMES M. STOREY 80 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.

GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Self-employed Consultant, Newfound Consultants Inc. since April 1997.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships

Held by Board Member4

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

3	Board Members oversee 38 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

MICHAEL BEATTIE 46 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

MICHAEL LAWSON 51 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.

RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)

Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst – Equity Team, SEI Investments, from March 2000 to February 2003.

DIANNE M. SULZBACH 34 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 43 yrs. old	Vice President and Assistant Secretary (Since 1999)

General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.

JAMES NDIAYE 43 yrs. old	Vice President and Assistant Secretary (Since 2004)	Vice President and Assistant Secretary of SIMC since 2005. Vice President at Deutsche Asset Management from 2003 to 2004. Associate at Morgan, Lewis & Bockius LLP from 2000 to 2003.

KERI ROHN 31 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.

1  Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

Other Directorships

Held by Board Member

None.

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ICM SMALL COMPANY
PORTFOLIO

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2011, the Portfolio is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short-Term Capital Gain(5)
86.73%	13.27%	100.00%	100.00%	100.00%	0.00%	4.07%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the ICM Small Company Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

ICM Small Company Portfolio

P.O. Box 219009

Kansas City, MO 64121

866-234-5426

Adviser:

Investment Counselors of Maryland, LLC

803 Cathedral Street

Baltimore, MD 21201

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

ICM-AR-001-1000

Item 2.    Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.    Audit Committee Financial Expert.

(a)(1)    The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)    The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$209,462	$0	$0	$211,890	$0	$0
(b)	Audit- Related Fees	$11,286	$0	$0	$4,000	$0	$0
(c)	Tax Fees	$56,000	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2011			2010
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$341,200	$581	N/A	$259,524	N/A	N/A
(b)	Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)    Not applicable.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2011	2010
Audit-Related Fees	4%	1.9%
Tax Fees	20%	26.0%
All Other Fees	0%	0%

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2011	2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)        The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $34,500,000 and $0 for 2011 and 2010, respectively.

(g)        The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2011 and 2010, respectively.

(h)        During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)        There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics attached hereto.

(a)(2)    A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)        Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 5, 2012

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 5, 2012

*	Print the name and title of each signing officer under his or her signature.